Commitments, Contingent Liabilities - Minimum Lease Commitments of Company and its Subsidiaries Under Operating Leases, at Rates in Effect (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
2014	$ 9,048
2015	7,656
2016	4,793
2017	4,103
2018	4,045
2019 - 2022	12,965
Minimum lease payments Due, Total	$ 42,610